UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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BLUE OWL TECHNOLOGY FINANCE CORP. II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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-	Re: Vote now! Blue Owl Technology Finance Corp. II Annual Meeting
-	Re: PLEASE VOTE! Blue Owl Technology Finance Corp. II Annual Meeting
-	Re: REMINDER: Your OTF II shares still need to be voted for the Annual Meting
-	Re: VOTE NOW! Blue Owl Technology Finance Corp. II is still seeking investor votes on important proposals
-	Re: OTF II - We Need Your Vote – One Week Left!
-	Re: OTF II - Last Day to Vote Your Shares, We Need Your Vote!

BLUE OWL TECHNOLOGY FINANCE CORP. II

2024 Annual Meeting

June 21, 2024

VOTE NOW

Why Should I Vote?

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

Important Information
For holders as of March 25, 2024

Vote Common Shares by: June 20, 2024	Control Number: 0123456789012345

This email represents the following share(s):
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

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Proxy Statement | 10-K Report |

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